INRE FUND, L.P. FINANCIAL STATEMENTS For the year ended December 31, 2019

INRE FUND, L.P. – FINANCIAL STATEMENTS Contents 1 Report of Independent Auditors 2 Statement of Assets and Liabilities 4 Condensed Schedule of Investments 5 Statement of Operations 14 Statement of Changes in Partners’ Capital 15 Statement of Cash Flows 16 Notes to the Financial Statements 18

Ernst & Young 200 George Street Sydney NSW 2000 Australia GPO Box 2646 Sydney NSW 2001 Tel: +61 2 9248 5555 Fax: +61 2 9248 5959 ey.com/au Report of Independent Auditors The General Partner Hillhouse InRe Fund, L.P. We have audited the accompanying financial statements of Hillhouse InRe Fund, L.P. (the “Partnership”), which comprise the statement of assets and liabilities, including the condensed schedule of investments as of December 31, 2019, and the related statements of operations, changes in partners’ capital, and cash flows for the year then ended and the related notes to the financial statements. Management's Responsibility for the Financial Statements Management is responsible for the preparation and fair presentation of these financial statements in conformity with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error. Auditor's Responsibility Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement. An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Partnership's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by the management, as well as evaluating the overall presentation of the financial statements. 2

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion. Opinion In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hillhouse InRe Fund, L.P. as at December 31, 2019, and the results of its operations, changes in partners’ capital and its cash flows for the year then ended in conformity with U.S. generally accepted accounting principles. Ernst & Young Sydney March 31, 2020 3

INRE FUND, L.P. – FINANCIAL STATEMENTS Statement of Assets and Liabilities As at December 31, 2019 (Stated in United States Dollars) The accompanying notes to the financial statements should be read in conjunction with this statement. 4 Notes $ ASSETS Securities owned, at fair value (cost: $1,055,682,009) 11 1,284,234,678 Options owned, at fair value (cost: $4,809,588) 11, 12 60 Credit default swaps (cost: $353,830) 11, 12 170,592 Unrealized gain on contracts for differences 11, 12 33,943,876 Unrealized gain on interest rate swaps 11, 12 129,194 Unrealized gain on bond swaps 11, 12 14,679 Unrealized gain on forward contracts 11, 12 520,470 Cash and cash equivalents 5 4,988,148 Due from brokers 7 119,433,761 Receivable from investments sold 5,775,587 Interest and dividends receivable 2,316,169 Other assets and prepaid expenses 18,798 Total assets 1,451,546,012 LIABILITIES Securities sold, but not yet purchased, at fair value (proceeds: $267,511,197) 11 302,669,638 Credit default swaps (upfront fees paid: $4,654,717) 11, 12 6,250,930 Unrealized loss on contracts for differences 11, 12 182,038 Unrealized loss on interest rate swaps 11, 12 608,710 Unrealized loss on forward contracts 11, 12 2,669,696 Unrealized loss on futures contracts 11, 12 3,316,029 Due to brokers 7 119,540,564 Performance fee payable 6 74,071,891 Payable for investments purchased 20,300,812 Withdrawals payable 4,500,000 Interest payable on bank, broker and other balances 2,517,514 Dividends payable on securities sold, but not purchased 359,327 Administration fees payable 3 54,652 Professional fees payable 32,000 Other payables and accrued expenses 339,341 Total liabilities 537,413,142 PARTNERS’ CAPITAL 914,132,870

INRE FUND, L.P. – FINANCIAL STATEMENTS Condensed Schedule of Investments As at December 31, 2019 (Stated in United States Dollars) The accompanying notes to the financial statements should be read in conjunction with this statement. 5 Percentage of Number of Fair Value Partners’ Security Name/Industry Shares $ Capital SECURITIES OWNED, AT FAIR VALUE Equities – listed Argentina Consumer discretionary 12,239,516 1.34 % Total Argentina (cost: $7,789,996) 12,239,516 1.34 % China Communication services iQIYI, Inc. 2,794,698 58,996,075 6.45 % Tencent Holdings Ltd. 1,519,400 73,254,644 8.01 % Others 69,129,802 7.56 % Consumer discretionary Alibaba Group Holding Ltd. 512,999 108,807,088 11.90 % TAL Education Group 2,055,001 99,051,048 10.84 % Others 128,845,257 14.09 % Consumer staples China Resources Beer Holdings Co. Ltd. 9,898,000 54,759,841 5.99 % Others 17,858,623 1.95 % Financials 23,288,321 2.56 % Total China (cost: $503,729,731) 633,990,699 69.35 % Italy Consumer discretionary 24,069,568 2.63 % Total Italy (cost: $16,840,020) 24,069,568 2.63 % Netherlands Consumer discretionary 2,577,352 0.28 % Total Netherlands (cost: $2,368,588) 2,577,352 0.28%

INRE FUND, L.P. – FINANCIAL STATEMENTS Condensed Schedule of Investments (continued) As at December 31, 2019 (Stated in United States Dollars) The accompanying notes to the financial statements should be read in conjunction with this statement. 6 Percentage of Number of Fair Value Partners’ Security Name/Industry Shares $ Capital SECURITIES OWNED, AT FAIR VALUE (CONTINUED) Equities – listed (continued) South Africa Consumer discretionary 5,654,195 0.62 % Total South Africa (cost: $5,095,247) 5,654,195 0.62 % United States of America Communication services Facebook, Inc. 233,859 47,999,560 5.25 % Consumer discretionary Amazon.com Inc. 36,239 66,963,874 7.33 % Tesla Inc. 126,000 52,709,580 5.77 % Industrials 29,855,837 3.27 % Information technology 51,385,574 5.62 % Total United States of America (cost: $192,077,329) 248,914,425 27.24 % Total equities – listed (cost: $727,900,911) 927,445,755 101.46 % Equities – unlisted Cayman Islands Consumer discretionary HH WBC Investment Holdings, L.P. 122,412 51,492,823 5.63 % Total Cayman Islands (cost: $29,999,868) 51,492,823 5.63 % Total equities – unlisted (cost: $29,999,868) 51,492,823 5.63%

INRE FUND, L.P. – FINANCIAL STATEMENTS Condensed Schedule of Investments (continued) As at December 31, 2019 (Stated in United States Dollars) The accompanying notes to the financial statements should be read in conjunction with this statement. 7 Percentage of Number of Fair Value Partners’ Security Name/Industry Shares $ Capital SECURITIES OWNED, AT FAIR VALUE (CONTINUED) Warrants/Rights China Consumer staples 17,328,259 1.90 % Total China (cost: $15,808,062) 17,328,259 1.90 % United States of America Financials 768,299 0.08 % Total United States of America (cost: $419,800) 768,299 0.08 % Total warrants/rights (cost: $16,227,862) 18,096,558 1.98 % Maturity dates for open warrants range from July 24, 2020 through July 30, 2023. Government bonds United States of America B 0.0000% 2020-09-10 137,000,000 135,562,699 14.83 % Others 12,497,404 1.37 % Total United States of America (cost: $146,724,756) 148,060,103 16.20 % Total government bonds (cost: $146,724,756) 148,060,103 16.20 % Convertible bonds China Communication services 15,456,457 1.70 % Consumer discretionary 671,290 0.07 % Total China (cost: $14,686,832) 16,127,747 1.77 % Singapore Communication services 10,374,665 1.13 % Total Singapore (cost: $9,556,316) 10,374,665 1.13 % Total convertible bonds (cost: $24,243,148) 26,502,412 2.90%

INRE FUND, L.P. – FINANCIAL STATEMENTS Condensed Schedule of Investments (continued) As at December 31, 2019 (Stated in United States Dollars) The accompanying notes to the financial statements should be read in conjunction with this statement. 8 Percentage of Fair Value Partners’ Industry $ Capital SECURITIES OWNED, AT FAIR VALUE (CONTINUED) Corporate bonds Canada Consumer discretionary 2,076,100 0.23 % Total Canada (cost: $1,895,000) 2,076,100 0.23 % China Communication services 8,088,450 0.88 % Financials 8,283,649 0.91 % Consumer discretionary 768,113 0.08 % Real estate 14,136,386 1.56 % Total China (cost: $31,229,280) 31,276,598 3.43 % United Arab Emirates Consumer discretionary 8,108,924 0.89 % Total United Arab Emirates (cost: $7,660,312) 8,108,924 0.89 % United States of America Communication services 500,000 0.05 % Financials 6,218,281 0.68 % Industrials 6,252,060 0.68 % Real estate 2,328,075 0.25 % Total United States of America (cost: $14,854,144) 15,298,416 1.66 % Total corporate bonds (cost: $55,638,736) 56,760,038 6.21%

INRE FUND, L.P. – FINANCIAL STATEMENTS Condensed Schedule of Investments (continued) As at December 31, 2019 (Stated in United States Dollars) The accompanying notes to the financial statements should be read in conjunction with this statement. 9 Percentage of Fair Value Partners’ Industry $ Capital SECURITIES OWNED, AT FAIR VALUE (CONTINUED) Loans Canada Consumer discretionary 756,098 0.08 % Total Canada (cost: $735,000) 756,098 0.08 % United States of America Communication services 21,775,573 2.38 % Financials 5,182,309 0.57 % Industrials 208,944 0.02 % Information technology 27,954,065 3.06 % Total United States of America (cost: $54,211,728) 55,120,891 6.03 % Total loans (cost: $54,946,728) 55,876,989 6.11 % TOTAL SECURITIES OWNED, AT FAIR VALUE (COST: $1,055,682,009) 1,284,234,678 140.49%

INRE FUND, L.P. – FINANCIAL STATEMENTS Condensed Schedule of Investments (continued) As at December 31, 2019 (Stated in United States Dollars) The accompanying notes to the financial statements should be read in conjunction with this statement. 10 Percentage of Fair Value Partners’ $ Capital DERIVATIVES OPTIONS OWNED, AT FAIR VALUE United States of America Options 60 0.00 % Total United States of America (cost: $4,809,588) 60 0.00 % TOTAL OPTIONS OWNED, AT FAIR VALUE (COST: $4,809,588) 60 0.00 % CREDIT DEFAULT SWAPS Credit default swaps Credit default swaps 170,592 0.02 % TOTAL CREDIT DEFAULT SWAPS (COST: $353,830) 170,592 0.02 % Percentage of Appreciation Partners’ $ Capital DERIVATIVES UNREALIZED GAIN ON CONTRACTS FOR DIFFERENCES Contracts for differences 33,943,876 3.71 % TOTAL UNREALIZED GAIN ON CONTRACTS FOR DIFFERENCES 33,943,876 3.71 % UNREALIZED GAIN ON INTEREST RATE SWAPS Interest rate swaps 129,194 0.01 % TOTAL UNREALIZED GAIN ON INTEREST RATE SWAPS 129,194 0.01 % UNREALIZED GAIN ON BOND SWAPS Bond swaps 14,679 0.00 % TOTAL UNREALIZED GAIN ON BOND SWAPS 14,679 0.00 % UNREALIZED GAIN ON FORWARD CONTRACTS Forward contracts 520,470 0.06 % TOTAL UNREALIZED GAIN ON FORWARD CONTRACTS 520,470 0.06%

INRE FUND, L.P. – FINANCIAL STATEMENTS Condensed Schedule of Investments (continued) As at December 31, 2019 (Stated in United States Dollars) The accompanying notes to the financial statements should be read in conjunction with this statement. 11 Percentage of Number of Fair Value Partners’ Security Name/Industry Shares $ Capital SECURITIES SOLD, BUT NOT YET PURCHASED, AT FAIR VALUE Equities – listed Singapore Information technology (4,440,650) (0.49) % Total Singapore (proceeds: $3,947,979) (4,440,650) (0.49) % United States of America Financials Invesco QQQ Trust Series 1 538,347 (114,457,956) (12.52) % SPDR S&P 500 ETF Trust 228,872 (73,664,742) (8.05) % Total United States of America (proceeds: $157,066,863) (188,122,698) (20.57) % Total equities – listed (proceeds: $161,014,842) (192,563,348) (21.06) % Corporate bonds China Communication services (7,906,290) (0.86) % Financials (1,421,294) (0.16) % Total China (proceeds: $9,365,725) (9,327,584) (1.02) % France Materials (15,517,491) (1.70) % Total France (proceeds: $15,206,131) (15,517,491) (1.70) %

INRE FUND, L.P. – FINANCIAL STATEMENTS Condensed Schedule of Investments (continued) As at December 31, 2019 (Stated in United States Dollars) The accompanying notes to the financial statements should be read in conjunction with this statement. 12 Percentage of Fair Value Partners’ Industry $ Capital SECURITIES SOLD, BUT NOT YET PURCHASED, AT FAIR VALUE (CONTINUED) Corporate bonds (continued) United States of America Communication services (28,197,544) (3.08) % Consumer discretionary (37,335,883) (4.08) % Consumer staples (12,890,375) (1.41) % Information technology (6,837,413) (0.76) % Total United States of America (proceeds: $81,924,499) (85,261,215) (9.33) % Total corporate bonds (proceeds: $106,496,355) (110,106,290) (12.05) % TOTAL SECURITIES SOLD, BUT NOT YET PURCHASED, AT FAIR VALUE (PROCEEDS: $267,511,197) (302,669,638) (33.11) %

INRE FUND, L.P. – FINANCIAL STATEMENTS Condensed Schedule of Investments (continued) As at December 31, 2019 (Stated in United States Dollars) The accompanying notes to the financial statements should be read in conjunction with this statement. 13 Percentage of Fair Value Partners’ $ Capital DERIVATIVES CREDIT DEFAULT SWAPS Credit default swaps Credit default swaps (6,250,930) (0.68) % TOTAL CREDIT DEFAULT SWAPS (UPFRONT FEES PAID $4,654,717) (6,250,930) (0.68) % Percentage of Depreciation Partners’ $ Capital UNREALIZED LOSS ON CONTRACTS FOR DIFFERENCES Contracts for differences (182,038) (0.02) % TOTAL UNREALIZED LOSS ON CONTRACTS FOR DIFFERENCES (182,038) (0.02) % UNREALIZED LOSS ON INTEREST RATE SWAPS Interest rate swaps (608,710) (0.07) % TOTAL UNREALIZED LOSS ON INTEREST RATE SWAPS (608,710) (0.07) % UNREALIZED LOSS ON FORWARD CONTRACTS Forward contracts (2,669,696) (0.29) % TOTAL UNREALIZED LOSS ON FORWARD CONTRACTS (2,669,696) (0.29) % UNREALIZED LOSS ON FUTURES CONTRACTS Futures contracts (3,316,029) (0.36) % TOTAL UNREALIZED LOSS ON FUTURES CONTRACTS (3,316,029) (0.36) %

INRE FUND, L.P. – FINANCIAL STATEMENTS Statement of Operations For the year ended December 31, 2019 (Stated in United States Dollars) The accompanying notes to the financial statements should be read in conjunction with this statement. 14 Notes $ INVESTMENT INCOME Interest income 15,226,709 Dividend income (net of withholding tax of $668,512) 5,540,540 Total investment income 20,767,249 EXPENSES Performance fee 6 74,071,891 Interest expense 14,448,153 Management fee 6 3,998,998 Dividends on short sales 1,680,568 Bank and broker expenses 719,778 Administration fee 3 572,608 Professional fees 174,872 General and other expenses 722,834 Total expenses 96,389,702 NET INVESTMENT LOSS (75,622,453) NET REALIZED GAINS/(LOSSES) AND NET CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON SECURITIES, DERIVATIVES AND FOREIGN CURRENCIES Net realized gains/(losses) on transactions in: Securities 98,745,593 Options (3,266,592) Credit default swap (3,494,301) Contracts for differences (582,751) Interest rate swaps 1,625,268 Bond swaps 479,235 Forward contracts 5,229,095 Futures contracts (19,997,635) Foreign currencies 810,717 79,548,629 Net change in unrealized appreciation/(depreciation) on: Securities 215,907,848 Options (3,839,760) Credit default swap (2,037,837) Contracts for differences 34,558,206 Interest rate swaps (900,343) Bond swaps 14,679 Forward contracts (2,155,060) Futures contracts (4,256,541) Foreign currencies (582,680) 236,708,512 Net realized gains and net change in unrealized appreciation on securities, derivatives and foreign currencies 316,257,141 NET CHANGE IN PARTNERS’ CAPITAL RESULTING FROM OPERATIONS 240,634,688

INRE FUND, L.P. – FINANCIAL STATEMENTS Statement of Changes in Partners’ Capital For the year ended December 31, 2019 (Stated in United States Dollars) The accompanying notes to the financial statements should be read in conjunction with this statement. 15 Limited Partner $ PARTNERS’ CAPITAL AT THE BEGINNING OF THE YEAR 681,128,182 Capital withdrawals (7,630,000) Change in partners’ capital resulting from capital transactions (7,630,000) Allocation of income: Net investment loss (75,622,453) Net realized gains on securities, derivatives and foreign currencies 79,548,629 Net change in unrealized appreciation on securities, derivatives and foreign currencies 236,708,512 Net change in partners’ capital resulting from operations 240,634,688 NET CHANGE IN PARTNERS’ CAPITAL 233,004,688 PARTNERS’ CAPITAL AT THE END OF THE YEAR 914,132,870

INRE FUND, L.P. – FINANCIAL STATEMENTS Statement of Cash Flows For the year ended December 31, 2019 (Stated in United States Dollars) The accompanying notes to the financial statements should be read in conjunction with this statement. 16 $ CASH FLOWS FROM OPERATING ACTIVITIES Net change in partners’ capital resulting from operations 240,634,688 Adjustments to reconcile net change in partners’ capital resulting from operations to net cash and restricted cash provided by operating activities: Payments to purchase of investments owned (1,369,610,121) Proceeds from sale of investments owned 1,110,301,305 Payments to cover investments sold short (182,891,290) Proceeds from investments sold short 480,397,881 Net realized gain on investments (91,984,700) Net change in unrealized appreciation on investments and derivatives (237,291,192) Changes in operating assets and liabilities: Decrease in due from brokers, excluding restricted cash (1) 60,083,327 Increase in receivable from investments sold (5,768,068) Increase in interest and dividends receivable (1,310,833) Decrease in other assets and prepaid expenses 18,702 Decrease in due to brokers (3,786,180) Increase in performance fee payable 74,071,891 Increase in payable for investments purchased 17,390,812 Increase in interest payable on bank, broker and other balances 1,931,915 Increase in dividends payable on securities sold, but not purchased 359,327 Increase in administration fees payable 15,578 Increase in professional fees payable 3,500 Increase in other payables and accrued expenses 320,287 Net cash and restricted cash provided by operating activities (1) 92,886,829 CASH FLOWS FROM FINANCING ACTIVITIES Capital withdrawals (3,130,000) Cash used in financing activities (3,130,000) Net change in cash and cash equivalents and restricted cash (1) 89,756,829 Cash and cash equivalents and restricted cash at the beginning of the year (1) 14,261,284 Cash and cash equivalents and restricted cash at the end of the year (1) 104,018,113

INRE FUND, L.P. – FINANCIAL STATEMENTS Statement of Cash Flows (continued) For the year ended December 31, 2019 (Stated in United States Dollars) The accompanying notes to the financial statements should be read in conjunction with this statement. 17 The following table provides a reconciliation of cash and cash equivalents and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statement of Cash Flows. December 31, 2019 December 31, 2018 Cash and cash equivalents 4,988,148 269,029 Restricted cash included in Due from brokers (1) 99,029,965 13,992,255 Cash and cash equivalents and restricted cash (1) 104,018,113 14,261,284 (1) Cash and cash equivalents and restricted cash as at December 31, 2019 and December 31, 2018 includes margin posted as collateral of $99,029,965 and $13,992,255, respectively, considered to be restricted cash, which is included in Due from brokers on the Statement of Assets and Liabilities as at December 31, 2019 and December 31, 2018, respectively. Such balances are excluded from the (increase) decrease in due from brokers balance in the changes in operating assets and liabilities section of the Statement of Cash Flows. See Note 7 for additional disclosure regarding current year restricted cash as included within due from brokers on the Statement of Assets and Liabilities. Supplemental disclosure of cash flow information Cash flows from operating activities include: Cash received during the year for interest 13,838,899 Cash paid during the year for interest (12,570,280) Cash received during the year for dividends 5,617,517 Cash paid during the year for dividends (1,321,241)

INRE FUND, L.P. – FINANCIAL STATEMENTS Notes to the Financial Statements For the year ended December 31, 2019 (Stated in United States Dollars) 18 1 ORGANIZATION AND PRINCIPAL ACTIVITY InRe Fund, L.P. (the “Partnership”) was formed on December 8, 2016 in the Cayman Islands and was registered as an exempted limited partnership under the laws of the Cayman Islands on December 8, 2016. The Partnership changed its name from Hillhouse InRe Fund, L.P. to InRe Fund, L.P. on November 1, 2019. The Partnership commenced operations on December 14, 2016. The investment objective of the Partnership is to generate attractive risk-adjusted returns by investing its capital in a portfolio comprised of publicly traded equity and debt securities, equity interests in private companies and investments in privately issued debt, securities and instruments. The Partnership will invest primarily in issuers domiciled or generating the majority of their revenue or profits primarily in North America, Asia or Europe. On December 14, 2016, the Partnership elected to adopt the Amended and Restated Exempted Limited Partnership Agreement (the “LPA”). On September 26, 2017, the Partnership adopted an addendum to the LPA which authorizes and consents the Partnership to utilize prime broker leverage for Partnership investments subject to the limitations set forth in the addendum. On May 14, 2018, the Partnership issued the Second Amended and Restated Exempted Limited Partnership Agreement. On November 1, 2019, the Third Amended and Restated Exempted Limited Partnership Agreement was issued. The registered office of the Partnership is Walkers Corporate Limited, Cayman Corporate Centre, 27 Hospital Road, George Town, Grand Cayman, Cayman Islands, KY1-9008. The General Partner of the Partnership is InRe Fund GP, Ltd. (the “General Partner”), a Cayman Islands company. AnglePoint Asset Management, Ltd. (the “Management Company”) is registered with the United States Securities and Exchange Commission as an investment adviser. The Partnership was originally managed by Hillhouse Capital Management, Ltd. and subsequently changed to its current Management Company on November 1, 2019. The Administrator of the Partnership is Citco Fund Services (Australia) Pty. Ltd. (the “Administrator”). 2 SIGNIFICANT ACCOUNTING POLICIES (a) Statement of compliance and basis of preparation The following significant accounting policies are in conformity with United States generally accepted accounting principles (“US GAAP”) and are stated in United States Dollars (“$”). The following is a summary of the significant accounting and reporting policies used in preparing the financial statements. The Partnership is an investment company following accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies (“ASC 946”). (b) Investments valuation Listed securities are valued at their last traded price on the valuation date, or, if no sales occurred on such date, at the closing “bid” price if owned and the closing “offer” price if sold short. Net change in unrealized gains and losses is reflected in the Statement of Operations.

INRE FUND, L.P. – FINANCIAL STATEMENTS Notes to the Financial Statements (continued) For the year ended December 31, 2019 (Stated in United States Dollars) 19 2 SIGNIFICANT ACCOUNTING POLICIES (continued) (b) Investments valuation (continued) The Partnership records its derivative activities on a mark-to-market or fair value basis. Fair market values are determined by using quoted market prices when available. Otherwise, fair values are based on industry-accepted models or confirmation by counterparties. Unlisted securities are not registered for public sale and are carried at fair value at the end of the year, as determined by the General Partner and/or the Management Company in good faith. When observable prices are not available for these investments, the General Partner uses one or more valuation techniques (e.g., the market approach, the income approach or the cost approach) for which sufficient and reliable data is available. The use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors. Fair values of unlisted equity investments are estimated, if possible, using applicable price/earnings ratios, price to book ratios or price to sales ratios for similar companies, adjusted to reflect the specific circumstances of the issuer. The inputs used by the General Partner in estimating the value of these investments include the original transaction price and recent transactions in the same or similar instruments. These investments may also be adjusted to reflect liquidity and/or non-transferability, with the amount of such discount estimated by the General Partner in the absence of market information. The fair value measurement of these investments does not include transaction costs. (c) Investment transactions and related investment income All of the Partnership’s investments are classified as “held for trading”, with changes in fair value reflected in the Statement of Operations. Investment transactions are accounted for on a trade-date basis. Realized gains and losses on security transactions are determined using the first-in, first-out method of accounting. Interest income and expense are accounted for on an accrual basis. Dividends are recognized when the right to receive the payment is established. (d) Cash and cash equivalents Cash and cash equivalents may be comprised of due from banks on demand and short-term highly liquid investments that are readily convertible to known amounts of cash and which are subject to an insignificant risk of changes in value, with original maturities of three months or less. As at December 31, 2019, the Partnership does not hold cash equivalents. The bank in which cash is held is an affiliate of the Administrator. (e) Due from/to brokers Due from/to brokers balances comprise cash and cash collateral balances with the Partnership’s brokers. (f) Receivable from investments sold/payable for investments purchased Receivable from investments sold and payable for investments purchased, if any, comprise amounts receivable or payable for investments transactions that have not settled at year end.

INRE FUND, L.P. – FINANCIAL STATEMENTS Notes to the Financial Statements (continued) For the year ended December 31, 2019 (Stated in United States Dollars) 20 2 SIGNIFICANT ACCOUNTING POLICIES (continued) (g) Taxation There is currently no taxation imposed on income or capital gains by the Government of the Cayman Islands. The only taxes payable by the Partnership are withholding taxes of other countries applicable to certain investment income. As a result, no tax liability or expense has been recorded in the financial statements. The Partnership evaluates tax positions taken or expected to be taken to determine whether, for all tax periods still subject to assessment or challenge by the relevant taxation authorities, the tax positions are “more-likely-than-not” to be sustained on examination. This evaluation includes the position that further withholding taxes will not be levied on income already received by the Partnership. As at December 31, 2019, the tax years that remain subject to examination by United States federal and state jurisdictions under the statute of limitations are 2017, 2018 and 2019. Tax positions that meet the more-likely-than-not recognition threshold are initially recorded and subsequently measured at the largest amount of tax benefit that is more than 50% likely of being realized on ultimate settlement, using the facts, circumstances and information available at the reporting date. Tax positions regarding the assessment of future withholding taxes that do not meet the recognition threshold are recognized as an income tax expense in the current year. Interest and penalties that the Partnership would incur under the relevant tax law, if the tax positions were ultimately not sustained, would be included in the amount recognized as income tax expense. The accrual of interest on the underpayment of tax is recognized in the first period according to the provisions of the relevant tax law. Penalties are recognized in the period in which the Partnership takes the tax position if the position does not meet the relevant minimum statutory threshold to avoid payment of penalties, or in a subsequent period if the Partnership’s judgment about meeting the minimum statutory threshold changes. For the year ended December 31, 2019, there was no interest or penalty incurred. (h) Foreign currency transactions The Partnership maintains its books and records in United States Dollars. Transactions in other currencies during the year are translated into United States Dollars at the exchange rates in effect at the date of the transactions. Monetary assets and liabilities denominated in other currencies are translated into United States Dollars at the exchange rates in effect at the reporting date. Any gain or loss arising from a change in exchange rates subsequent to the date of the transaction is included in the net realized gains/(losses) and net change in unrealized appreciation/(depreciation) on securities, derivatives and foreign currencies in the Statement of Operations. For the year ended December 31, 2019, the net realized gain resulting from foreign currency translation was $810,717. (i) Contracts for differences A contract for difference (“CFD”) is a contract between two parties, buyer and seller, stipulating that the seller will pay to the buyer the difference between the current value of an asset and its value at contract time. (If the difference is negative, then the buyer instead pays to the seller.) Such a contract is an equity derivative that allows investors to speculate on share price movements, without the need for ownership of the underlying shares.

INRE FUND, L.P. – FINANCIAL STATEMENTS Notes to the Financial Statements (continued) For the year ended December 31, 2019 (Stated in United States Dollars) 21 2 SIGNIFICANT ACCOUNTING POLICIES (continued) (j) Options Premiums received on the writing of call and put options are recorded as a liability and the premiums paid on the purchase of call and put options are recorded as an asset at inception. The fair value of unexpired option contracts are based upon the quoted market value of the option or at the fair value as provided by brokers if a quotation is not readily available. Realized and unrealized gains and losses are included in the Statement of Operations. Premiums received from writing options that expire unexercised are recognized as realized gains. (k) Forward contracts The market value of a forward foreign currency contract (“forward contracts”) fluctuates with changes in currency exchange rates. The forward contracts are marked to market and the change in market value is recorded in the Statement of Assets and Liabilities and Statement of Operations. When the forward contracts are closed, the Partnership records a realized gain or loss equal to the difference in the contracted values at the time the forward contracts was entered into and the value at the time it was closed. (l) Futures contracts Futures contracts are recorded as contractual commitments on a trade date basis and are carried at fair value based upon their closing price on the valuation date on the exchange that constitutes their principal market. (m) Swaps Swap agreements (“swaps”) represent agreements that obligate two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset or otherwise determined notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Therefore, amounts required for the future satisfaction of the swap may be greater or less than the amount recorded. The realized gain or loss depends upon the prices at which the underlying financial instruments of the swap is valued at the swap’s settlement date and is included in the Statement of Operations. Unrealized appreciation or depreciation are fair valued in accordance with the accounting policy stated in Note 2(s) and the resulting movement in the unrealized appreciation or depreciation is recorded in the Statement of Operations. Credit default swaps and interest rate swaps are generally valued based on estimates provided by broker dealers or derived from proprietary/external pricing models using quoted inputs based on the terms of the contracts. Net realized gains or losses are recorded with respect to periodic interest payments made or received on credit default swaps. Any up-front payments made or received upon entering credit default swap contracts are treated as part of the cost and changes are reflected as part of the unrealized appreciation/(depreciation) on valuation. (n) Warrants Warrants held by the Partnership are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity. Investments in warrants involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. In addition, there can be no assurance that the trading price of warrants will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. There is also counterparty risk associated with these investments because the Partnership is relying on the creditworthiness of such counterparty and has no rights under a warrant against the issuer of the underlying security.

INRE FUND, L.P. – FINANCIAL STATEMENTS Notes to the Financial Statements (continued) For the year ended December 31, 2019 (Stated in United States Dollars) 22 2 SIGNIFICANT ACCOUNTING POLICIES (continued) (o) Debt securities The Partnership invests in a number of debt securities including government bonds, convertible bonds and corporate bonds. The value of these debt securities may be particularly sensitive to changes in prevailing interest rates. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Debt securities that are not traded in active markets are generally categorized in Level 2 of the fair value hierarchy. In instances where significant inputs are unobservable, debt securities are categorized in Level 3 of the fair value hierarchy. (p) Loans Loans are non-derivative financial assets with fixed or determinable payments that are not quoted in an active market. These assets are initially measured at fair value plus any directly attributable transaction costs. Gains and losses are recognized in the Statement of Operations when the loans are derecognized or impaired. (q) Use of estimates The preparation of financial statements in conformity with US GAAP may require management to make certain estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. These estimates include those related to accruals and investment valuations. Estimates, by their nature, are based on judgement and available information. Management believes that the estimates utilized in the preparation of the financial statements are reasonable and prudent. Actual results could differ from management’s estimates. (r) Amended and Restated Exempted Limited Partnership Agreement The LPA provides for the allocation of net income (i.e. net profits and unrealized appreciation over net loss and unrealized depreciation) to all limited partners of the Partnership (the “Limited Partner”) in proportion to their respective capital account balances with the Partnership. (s) Fair value measurements The fair value of the Partnership’s assets and liabilities which qualify as financial instruments under ASC 825, Financial Instruments (“ASC 825”), approximates the carrying amounts presented in the Statement of Assets and Liabilities. Investments in unlisted securities of $51,492,823 (representing 5.63% of the partners’ capital) have been valued according to the LPA. The General Partner’s and/or the Management Company’s assumption of the fair value of these securities may differ significantly from the values that may have been used, had a ready market existed, and the differences could be material. Refer to Note 11 for the significant assumptions and inputs made in the valuation for these unlisted securities. (t) Payables Payable include liabilities and accrued expenses owed by the Partnership which are unpaid as at year end. (u) Expenses All expenses are recognized in the Statement of Operations on an accruals basis.

INRE FUND, L.P. – FINANCIAL STATEMENTS Notes to the Financial Statements (continued) For the year ended December 31, 2019 (Stated in United States Dollars) 23 2 SIGNIFICANT ACCOUNTING POLICIES (continued) (v) Withdrawals In accordance with FASB Statement No. 150, withdrawals are recognized as liabilities when the amount requested in the withdrawal notice becomes fixed. This generally may occur either at the time of the receipt of the notice, or on the last day of a fiscal period, depending on the nature of the request. As a result, withdrawals in the amount of $4,500,000 payable in January 2020, which are based upon year end partners’ capital balances, are included in withdrawals payable in the Statement of Assets and Liabilities as at December 31, 2019. (w) Impact of recent accounting pronouncements (i) In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurements (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), to streamline disclosure requirements while continuing to provide useful information for financial statement users. For non-public entities, ASU 2018-13 eliminates disclosures for policy of timing of transfers, valuation process for Level 3 fair value measurements and the changes in unrealized appreciation and depreciation included in for Level 3 investments held at the end of the reporting period. The guidance also amends disclosure requirements for the Level 3 rollforward. All other changes implemented by the ASU are applicable to public companies only. The guidance is effective for financial statements with fiscal years beginning after December 15, 2019. The Partnership early adopted this guidance since the year ended December 31, 2018 and its impact is reflected in the financial statements. (ii) In November 2016, the FASB issued ASU No. 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash (“ASU 2016-18”), to streamline disclosure requirements while continuing to provide useful information for financial statement users. The amendment requires all entities with restricted cash or cash equivalents presented in the Statement of Assets and Liabilities to present the Statement of Cash Flows movements inclusive of the restricted cash and cash equivalents and to include a reconciliation to the cash line items per the Statement of Assets and Liabilities items. The guidance is effective for financial statements with fiscal years beginning after December 15, 2018. The Partnership has adopted the provisions of ASU 2016-18 for the year ended December 31, 2019. 3 SERVICE PROVIDER AGREEMENTS Pursuant to the prime brokerage agreements, the clearing and depositary operations for the Partnership’s proprietary transactions are performed by its prime brokers. As at December 31, 2019, the securities positions and cash balances were maintained with these brokers. The Partnership continuously monitors the credit standing of its brokers and does not expect any losses as a result of this concentration. The custodian, prime brokers and counterparty for over-the- counter (“OTC”) derivatives and their respective S&P credit rating as at December 31, 2019 are, Goldman Sachs (A+), HSBC Bank Plc (AA-), Merrill Lynch (A+), Morgan Stanley (A+) and UBS (A+). As at December 31, 2019, the maximum amount of loss due to credit risk, as based on the gross fair value of the financial instrument, is $125,209,348. Pursuant to an agreement between the Administrator and the Partnership, the Administrator provides accounting, clerical and administrative services to the Partnership. The Partnership pays the administration fee monthly in arrears. For the year ended December 31, 2019, the Partnership incurred administration fees of $572,608, of which $54,652 remained payable at year end.

INRE FUND, L.P. – FINANCIAL STATEMENTS Notes to the Financial Statements (continued) For the year ended December 31, 2019 (Stated in United States Dollars) 24 4 RESTRICTED ASSETS Restricted assets are securities or assets without a readily ascertainable market, as determined in the General Partner’s sole discretion. For example, some securities or assets may not be publicly traded or may be subject to legal or contractual restrictions on transfer. Restricted assets will be evaluated in accordance with the investment management agreement (the “IMA”) and the LPA. 5 CASH AND CASH EQUIVALENTS Cash and cash equivalents consist of the following: $ Cash in bank 4,988,148 Total 4,988,148 6 MANAGEMENT FEE AND PERFORMANCE FEE Pursuant to an IMA between the Management Company, the General Partner and the Partnership, the Management Company provides investment management, advisory and other services in order to assist in the implementation of the Partnership’s investment objective. For its services, the Management Company charges the Partnership a management fee. The management fee is charged at quarterly in advance equal to 0.125% (0.5% per annum) of the balance of each Limited Partner’s capital account. During the year, the Partnership’s Limited Partners incurred management fee of $3,998,998, of which $Nil remained payable at year end. Within 15 days after the approval of the audited financial statements for each fiscal year, the Partnership shall pay to the Management Company in cash the Annual Profit Amount.

INRE FUND, L.P. – FINANCIAL STATEMENTS Notes to the Financial Statements (continued) For the year ended December 31, 2019 (Stated in United States Dollars) 25 6 MANAGEMENT FEE AND PERFORMANCE FEE (continued) Annual Profit Amount shall mean as of the end of a fiscal year the applicable percentage of the Total Net Increase, calculated on a sliding scale as set forth in the table below: Total Net Increase Applicable Percentage Total Net Increase of up to 4% 0% Total Net Increase in excess of 4% but less than or equal to 6% 10% of the Total Net Increase up to 6% Total Net Increase in excess of 6% but less than or equal to 8% 10% of the first 6% of Total Net Increase; 15% of the portion of any Total Net Increase greater than 6% but less than or equal to 8% Total Net Increase in excess of 8% 20% on the first 8% of Total Net Increase; 25% of the portion of any Total Net Increase greater than 8% but less than or equal to 12%; 30% on the amount of any Total Net Increase in excess of 12% Total Net Increase means as of the end of each fiscal year, the sum of the net increase of all of the Limited Partner’s capital accounts and the aggregate adjusted annual restricted asset profits in respect of the Limited Partner’s pro rata interest in all restricted assets, in each case during the applicable fiscal year reduced by the aggregate administrative fee for that fiscal year. The Annual Profit Amount shall also be payable upon termination of the IMA other than at the end of a fiscal year or, if earlier, the withdrawal of all its capital accounts by the Limited Partner, in either case as if the effective date of termination were the end of the relevant fiscal year. Performance fee during the year ended December 31, 2019 amounted to $74,071,891, all of which remained payable at year end. 7 DUE FROM/TO BROKERS As at December 31, 2019, due from brokers of $119,433,761 represent cash balance held with brokers of $20,403,796 and cash collateral of $99,029,965, which is considered as restricted cash. As at December 31, 2019, due to brokers of $119,540,564 represents margin borrowings of $83,605,524 and collateral received from counterparties for derivative contracts of $35,935,040.

INRE FUND, L.P. – FINANCIAL STATEMENTS Notes to the Financial Statements (continued) For the year ended December 31, 2019 (Stated in United States Dollars) 26 8 PARTNERS’ CAPITAL The Partnership is a limited partnership with initial capital contributions from each Limited Partner. The General Partner, on such terms and conditions as it may deem appropriate, may from time to time admit one or more persons, as additional Limited Partners making such capital contributions as the General Partner may determine and accept additional capital contributions from the investor Limited Partner. The General Partner may, but shall not be required to, make capital contributions. All capital contributions made by a Limited Partner shall be made in cash, unless the General Partner determines to accept securities as a capital contribution (with the amount of such capital contribution being the fair market value of such securities on the date of contribution). Subject to limitations on withdrawals set forth in the LPA, a Limited Partner may withdraw all or a portion of their capital account on permitted withdrawal dates. There shall be credited to a partner’s capital account the amount of any cash (which shall not include imputed or actual interest on any deferred contributions) actually contributed by such partner, the fair market value of any property contributed by such partner (net of any liabilities secured by such property that the Partnership is considered to assume or take subject to), any disposition proceeds from any restricted asset and any net profits and unrealized gains of the Partnership corresponding to such capital account and of any items in the nature of income or gain separately allocated to such capital account; and there shall be charged against a partner’s capital account the amount of all cash distributions, the fair market value of any property distributed to such partner by the Partnership (net of any liability secured by such property that the partner is considered to assume or take subject to), the acquisition cost of any restricted asset and any net losses and unrealized losses of the Partnership corresponding to such capital account and of any items in the nature of losses or deductions separately allocated to such capital account.

INRE FUND, L.P. – FINANCIAL STATEMENTS Notes to the Financial Statements (continued) For the year ended December 31, 2019 (Stated in United States Dollars) 27 9 FINANCIAL HIGHLIGHTS Financial highlights of the Partnership for the year ended December 31, 2019 were as follows: Limited Partner Operating performance Gross return 47.01 % Management fee (0.50) % Performance fee (11.09) % Net return 35.42 % Ratio to average Limited Partner’s capital: Expenses (before management and performance fee) (2.19) % Management fee (0.48) % Performance fee (8.87) % Total expenses (including all fees and performance fee) (11.54) % Net investment loss (including all fees and performance fee) (9.06) % The above gross return has been calculated for the Limited Partner. The ratios to average Limited Partner’s capital are calculated for the Partnership taken as a whole. The average Limited Partner’s capital is computed using the Partnership’s weighted-average Limited Partner’s capital as measured at the end of each month. The calculations have been prepared before and after performance fee as described in Note 6. 10 RELATED PARTY DISCLOSURES (a) Management Company The Management Company is an affiliate of the General Partner. (b) Related party transactions Investment management transactions are disclosed in Note 6. 11 FAIR VALUE OF FINANCIAL INSTRUMENTS The fair value of the Partnership’s assets and liabilities which qualify as financial instruments under ASC 825 approximates the carrying amounts presented in the Statement of Assets and Liabilities. In accordance with ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), fair value is defined as the price that the Partnership would receive to sell an investment, or pay to transfer a liability, in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability.

INRE FUND, L.P. – FINANCIAL STATEMENTS Notes to the Financial Statements (continued) For the year ended December 31, 2019 (Stated in United States Dollars) 28 11 FAIR VALUE OF FINANCIAL INSTRUMENTS (continued) ASC 820 establishes the three-tier hierarchy to distinguish between: (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability based on market data obtained from sources independent of the reporting entity (“observable inputs”) and; (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability based on the best information available in the circumstances (“unobservable inputs”) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Partnership’s investments. The inputs are summarized in the three broad levels listed below: • Level 1 – Quoted prices in active markets for identical assets and liabilities at the reporting date. • Level 2 – Other than quoted prices included with Level 1 that are observable for substantially the full term of the assets or liabilities, either directly or indirectly. Level 2 assets include quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets or liabilities that are not active; and inputs other than quoted prices that are observable, such as models or other valuation methodologies. • Level 3 – Unobservable inputs for the valuation of the asset or liability. Level 3 assets include investments for which there is little, if any, market activity. These inputs require significant management judgment or estimation. Investments included in this category generally include privately negotiated investments in publicly traded and privately held companies. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Partnership’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets and liabilities (Level 1 inputs) and the lowest priority to unobservable inputs (Level 3 inputs). The inputs or methodology used for valuing the securities are not necessarily an indication of the risk associated with investment in those securities.

INRE FUND, L.P. – FINANCIAL STATEMENTS Notes to the Financial Statements (continued) For the year ended December 31, 2019 (Stated in United States Dollars) 29 11 FAIR VALUE OF FINANCIAL INSTRUMENTS (continued) The fair value of the Partnership’s financial assets and financial liabilities was determined using the following levels of inputs as at December 31, 2019: Assets Level 1 Level 2 Level 3 Total $ $ $ $ Equities 927,445,755 – 51,492,823 978,938,578 Warrants/rights – 18,096,558 – 18,096,558 Government bonds – 148,060,103 – 148,060,103 Convertible bonds – 26,502,412 – 26,502,412 Corporate bonds – 56,760,038 – 56,760,038 Loans – 55,876,989 – 55,876,989 Option contracts – 60 – 60 Credit default swaps – 170,592 – 170,592 Contracts for differences – 33,943,876 – 33,943,876 Interest rate swaps – 129,194 – 129,194 Bond swaps – 14,679 – 14,679 Forward contracts – 520,470 – 520,470 Total 927,445,755 340,074,971 51,492,823 1,319,013,549 Liabilities Level 1 Level 2 Level 3 Total $ $ $ $ Equities (192,563,348) – – (192,563,348) Corporate bonds – (110,106,290) – (110,106,290) Credit default swaps – (6,250,930) – (6,250,930) Contracts for differences – (182,038) – (182,038) Interest rate swaps – (608,710) – (608,710) Forward contracts – (2,669,696) – (2,669,696) Futures contracts (3,316,029) – – (3,316,029) Total (195,879,377) (119,817,664) – (315,697,041) There were no Level 3 financial instruments purchased for the year ended December 31, 2019. The Partnership has invested in a private entity that has offered its shares for sale on public securities exchanges during the year. This security was fully redeemed after lock up period amounting to $17,702,202. This security was transferred from Level 3 to Level 1 in the fair value hierarchy.

INRE FUND, L.P. – FINANCIAL STATEMENTS Notes to the Financial Statements (continued) For the year ended December 31, 2019 (Stated in United States Dollars) 30 11 FAIR VALUE OF FINANCIAL INSTRUMENTS (continued) The table below summarizes information about the techniques used in determining the fair value of the Partnership’s Level 3 investments: Type of Investment – Company/Industry Fair Value $ Valuation Technique(s) Unobservable Input Range HH WBC Investment Holdings, L.P. 51,492,823 Net Asset Value N/A N/A 51,492,823 The significant unobservable input used in the fair value measurement of the Partnership’s unlisted securities is the net asset value of the underlying fund. Significant increases (decreases) in the input would have resulted in a significantly lower (higher) fair value measurement. 12 DERIVATIVE FINANCIAL INSTRUMENTS Derivative contracts, including options, swaps, contracts for differences, forwards and futures, may result in off-balance sheet risk as the Partnership’s obligations under these contracts may exceed the amounts recognized in the Statement of Assets and Liabilities. Credit risk is the possibility of loss from the failure of a counterparty to perform according to the terms of a contract. At any moment, the credit risk for OTC derivative contracts is limited to the net unrealized gains as reported in the Statement of Assets and Liabilities for each counterparty for which a netting agreement exists. In a similar fashion, liabilities represent net amounts owed to counterparties. This netting basis is executed across products and cash collateral when these provisions are specified in the netting agreement. The Partnership seeks to reduce its credit risk for OTC contracts by only transacting with counterparties enjoying high credit standing, and by seeking to negotiate master agreements with inputs that include netting provisions that incorporate the right of “set off” (assets less liabilities) across OTC contracts with such counterparties. The Partnership records its trading related derivative activities at fair value, as described in Note 2.

INRE FUND, L.P. – FINANCIAL STATEMENTS Notes to the Financial Statements (continued) For the year ended December 31, 2019 (Stated in United States Dollars) 31 12 DERIVATIVE FINANCIAL INSTRUMENTS (continued) Since the Partnership has entered into certain master agreements that include netting provisions with some of its counterparties, the assets included in the Statement of Assets and Liabilities include the Partnership’s unrealized gains, net of unrealized losses, where such agreements are in effect. Similarly, liabilities represent net amounts owed to such counterparties. The fair values of the Partnership’s derivative positions as reported in the Condensed Schedule of Investments are representative of the Partnership’s derivative activities throughout the year. The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2019 Realized Gains/(Losses) Net Change in Unrealized Appreciation/ (Depreciation) $ $ Options (equity risk) (3,266,592) (3,839,760) Credit default swaps (credit risk) (3,494,301) (2,037,837) Contracts for differences (equity risk) (582,751) 34,558,206 Interest rate swaps (interest rate risk) 1,625,268 (900,343) Bond swaps (credit risk) 479,235 14,679 Forward contracts (currency risk) 5,229,095 (2,155,060) Index futures contracts (equity risk) (19,997,635) (4,256,541) The Effect of Derivative Instruments on the Statement of Assets and Liabilities as at December 31, 2019 Fair Value Notional Value $ $ Assets Options owned, at fair value 60 229,926,329 Credit default swaps 170,592 5,000,000 Unrealized gain on contracts for differences 33,943,876 196,081,587 Unrealized gain on interest rate swaps 129,194 3,000,000 Unrealized gain on bond swaps 14,679 183,185 Unrealized gain on forward contracts 520,470 12,866,525 Liabilities Credit default swaps 6,250,930 105,000,000 Unrealized loss on contracts for differences 182,038 10,338,030 Unrealized loss on interest rate swaps 608,710 167,000,000 Unrealized loss on forward contracts 2,669,696 217,305,717 Unrealized loss on futures contracts 3,316,029 234,435,180

INRE FUND, L.P. – FINANCIAL STATEMENTS Notes to the Financial Statements (continued) For the year ended December 31, 2019 (Stated in United States Dollars) 32 13 FINANCIAL INSTRUMENTS AND ASSOCIATED RISK The Partnership’s activities may include the purchase and sale of a variety of derivative financial instruments. These derivatives are used for trading purposes and for managing risk associated with the portfolio of investments. All positions are reported in the Statement of Assets and Liabilities at fair value and any change in fair value is reflected in the Statement of Operations as a gain or loss as it occurs. The Partnership is exposed to a market risk equal to the notional value of derivative contracts purchased and is exposed to a market risk in excess of the amount recognized in the Statement of Assets and Liabilities on such derivative contracts sold short. Credit risk is the risk of potential inability of counterparties to perform under the terms of contracts. The Partnership may enter into various futures contracts. The Partnership is exposed to the credit risk relating to whether the counterparty will meet its limited obligations when they come due. The Partnership’s exposure to credit risk at any point in time is limited to amounts recorded as assets in the Statement of Assets and Liabilities. Credit risk is reduced by dealing with reputable counterparties, which are high credit quality institutions. Investments transactions of the Partnership are usually cleared by registered brokers pursuant to prime brokerage agreements under which substantial amount of its assets are held by the registered brokers as security for the Partnership’s stock-borrowing and financing arrangements. As at December 31, 2019, the amounts due to or from brokers consisting primarily of net cash from unsettled trades, net cash, and all investments owned and investments sold, but not yet purchased, are positions with the brokers. Management does not anticipate any loss as a result of this concentration. Cash held at the brokers that is related to investments sold, but not yet purchased is restricted until the investments are purchased. Securities sold, but not yet purchased (a “short sale”) are recorded as liabilities in the Statement of Assets and Liabilities. A short sale is a transaction in which the Partnership sells securities it does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To complete a short sale, the Partnership must arrange to borrow the securities to be delivered to the buyer. The proceeds received by the Partnership from the short sale may be retained by the stock- lender until the Partnership replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Partnership becomes obligated to replace the securities borrowed. The market price at the time of replacement may exceed the amount recorded as a liability on the Statement of Assets and Liabilities. The above is not intended to be a comprehensive summary of all risks. Investors should refer to the current offering documents for a more detailed discussion of the risks inherent in investing in this partnership structure.

INRE FUND, L.P. – FINANCIAL STATEMENTS Notes to the Financial Statements (continued) For the year ended December 31, 2019 (Stated in United States Dollars) 33 14 OFFSETTING ASSETS AND LIABILITIES The Partnership is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities. These recognized assets and liabilities are financial instruments and derivative instruments that are either subject to an enforceable master netting arrangement or similar agreement or meet the following right of set off criteria: (1) the amounts owed by the Partnership to another party are determinable; (2) the Partnership has the right to set off the amounts owed with the amounts owed by the other party; (3) the Partnership intends to set off; and (4) the Partnership’s right of set off is enforceable at law. As at December 31, 2019, the Partnership holds financial instruments and derivative instruments that are eligible for offset in the Statement of Assets and Liabilities and are subject to a master netting arrangement. The master netting arrangement allows the counterparty to net applicable collateral held on behalf of the Partnership against applicable liabilities or payment obligations of the Partnership to the counterparty. These arrangements also allow the counterparty to net any of its applicable liabilities or payment obligations they have to the Partnership against any collateral sent to the Partnership. The following table provides disclosure regarding the potential effect of offsetting of recognized assets presented in the Statement of Assets and Liabilities as at December 31, 2019: Net Amounts of Gross Assets Gross Amounts Amounts Presented Not Offset in the Statement Gross Offset in the in the of Assets and Liabilities Amounts of Recognized Statement of Assets and Statement of Assets and Financial Cash Collateral Net Assets $ Liabilities $ Liabilities $ Instruments $ Received $ Amount $ Goldman Sachs 16,303,144 – 16,303,144 (4,190,748) – 12,112,396 Morgan Stanley 18,461,048 – 18,461,048 (3,066,122) – 15,394,926 UBS 14,679 – 14,679 – – 14,679 Total 34,778,871 – 34,778,871 (7,256,870) – 27,522,001

INRE FUND, L.P. – FINANCIAL STATEMENTS Notes to the Financial Statements (continued) For the year ended December 31, 2019 (Stated in United States Dollars) 34 14 OFFSETTING ASSETS AND LIABILITIES (continued) The following table provides disclosure regarding the potential effect of offsetting of recognized liabilities presented in the Statement of Assets and Liabilities as at December 31, 2019: Net Amounts of Gross Liabilities Gross Amounts Amounts Presented Not Offset in the Statement Gross Offset in the in the of Assets and Liabilities Amounts of Recognized Statement of Assets and Statement of Assets and Financial Cash Collateral Net Liabilities $ Liabilities $ Liabilities $ Instruments $ Pledged (a) $ Amount $ Goldman Sachs (4,190,748) – (4,190,748) 4,190,748 – – HSBC (558,780) – (558,780) – – (558,780) Merrill Lynch (5,211,753) – (5,211,753) – – (5,211,753) Morgan Stanley (3,066,122) – (3,066,122) 3,066,122 – – Total (13,027,403) – (13,027,403) 7,256,870 – (5,770,533) (a) Collateral amounts presented above are limited to the derivative balances and, accordingly, do not include any excess collateral received or pledged. Total collateral not presented above was $13,448,709 with Goldman Sachs and $85,581,256 with Morgan Stanley. 15 INDEMNITIES The Partnership may enter into contracts that contain a variety of indemnifications. The Partnership’s maximum exposure under these arrangements is unknown. However, the Partnership has not had prior claims or losses pursuant to these contracts. 16 SUBSEQUENT EVENTS In accordance with the provisions set forth in FASB ASC 855, Subsequent Events, the Management Company has evaluated the possibility of subsequent events existing in the Partnership’s financial statements through March 31, 2020, the date the financial statements were available to be issued. During the period from January 1, 2020 to March 31, 2020, the date these financial statements were available to be issued, the Partnership did not record any additional capital contributions. In March 2020, the COVID-19 outbreak was declared a pandemic by the World Health Organization. The outbreak and the response of Governments in dealing with the pandemic has seen a corresponding significant increase in financial market volatility and corresponding fluctuations in the fair value of the Partnership’s investment portfolio.

INRE FUND, L.P. – FINANCIAL STATEMENTS Notes to the Financial Statements (continued) For the year ended December 31, 2019 (Stated in United States Dollars) 35 16 SUBSEQUENT EVENTS (continued) The Partnership continues to determine net asset values with the frequency as set out in the offering documents, consistently applying valuation policies and reflective of prevailing market conditions. As the market conditions remain extremely volatile, the Management Company do not consider it meaningful to quantify the impact of this outbreak on the Partnership. The financial statements have been prepared based upon conditions existing at December 31, 2019 and considering those events occurring subsequent to that date, that provide evidence of conditions that existed at the end of the reporting year. As the outbreak of COVID-19 occurred after December 31, 2019, its impact is considered an event that is indicative of conditions that arose after the reporting year and accordingly, no adjustments have been made to the financial statements as at December 31, 2019 for the impacts of COVID-19. Other than the above, no significant events have occurred since the end of the reporting year which would have impact on the financial position of the Partnership as disclosed in the statement of assets and liabilities as at December 31, 2019 or on the results and cash flows of the Partnership for the year ended on that date.